Property, plant and equipment	6 Months Ended
Jun. 30, 2026
Disclosure of detailed information about property, plant and equipment [abstract]
Property, plant and equipment	Property, plant and equipment
During the six months ended 30 June 2026, the Group acquired items of property, plant and equipment with a cost of $37.8 million, primarily consisting of facility improvements. The Group recognized $11.9 million and $9.6 million of depreciation expense for the six months ended 30 June 2026 and 2025, respectively.

During the six months ended 30 June 2026 and 2025, the Group recognized no impairments of property, plant and equipment.
The Group pledged $381.6 million and $356.4 million of property, plant and equipment as collateral to secure borrowings with third parties as of 30 June 2026 and 31 December 2025, respectively.